Annual Report

October 31, 2015

SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR® ” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Markets, LLC. No financial product offered by State Street Global Markets, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust

Trust Overview

INVESTMENT OBJECTIVE:

The SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Dow Jones Industrial Average (the “DJIA”).

INVESTMENT STRATEGY:

The Trust seeks to achieve this investment objective by holding a portfolio of the common stocks that are included in the DJIA (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the DJIA.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2015, with a 12-month total return of 3.97% on net asset value (“NAV”), as compared to the DJIA return of 4.06%.

The Trust’s performance reflects the operating expenses of the Trust, including brokerage expenses, marketing expenses, license fees, expenses relating to legal and audit services and Trustee fees. The DJIA returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

October 31, 2015

Common Stocks	Shares	Value
3M Co.	4,612,319	$725,102,670
American Express Co.	4,612,319	337,898,490
Apple, Inc.	4,612,319	551,172,120
Boeing Co.	4,612,319	682,946,074
Caterpillar, Inc.	4,612,319	336,653,164
Chevron Corp.	4,612,319	419,167,551
Cisco Systems, Inc.	4,612,319	133,065,403
Coca-Cola Co.	4,612,319	195,331,710
E. I. du Pont de Nemours & Co.	4,612,319	292,421,025
Exxon Mobil Corp.	4,612,319	381,623,274
General Electric Co.	4,612,319	133,388,265
Goldman Sachs Group, Inc.	4,612,319	864,809,812
Home Depot, Inc.	4,612,319	570,267,121
Intel Corp.	4,612,319	156,173,121
International Business Machines Corp.	4,612,319	646,093,645
Johnson & Johnson	4,612,319	465,982,589
JPMorgan Chase & Co.	4,612,319	296,341,496
McDonald’s Corp.	4,612,319	517,732,808
Merck & Co., Inc.	4,612,319	252,109,356
Microsoft Corp.	4,612,319	242,792,472
NIKE, Inc. (Class B)	4,612,319	604,352,159
Pfizer, Inc.	4,612,319	155,988,629
Procter & Gamble Co.	4,612,319	352,288,925
Travelers Cos., Inc.	4,612,319	520,684,692
United Technologies Corp.	4,612,319	453,898,313
UnitedHealth Group, Inc.	4,612,319	543,238,932
Verizon Communications, Inc.	4,612,319	216,225,515
Visa, Inc. (Class A)	4,612,319	357,823,708
Wal-Mart Stores, Inc.	4,612,319	264,009,140
Walt Disney Co.	4,612,319	524,605,163

Total Common Stocks(a) (Cost $12,854,885,010)		$12,194,187,342

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments (continued)

October 31, 2015

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2015*

INDUSTRY	PERCENT OF NET ASSETS**
Aerospace & Defense	9.31%
IT Services	8.22
Pharmaceuticals	7.16
Capital Markets	7.08
Industrial Conglomerates	7.03
Oil, Gas & Consumable Fuels	6.56
Textiles, Apparel & Luxury Goods	4.95
Specialty Retail	4.67
Technology Hardware, Storage & Peripherals	4.51
Health Care Providers & Services	4.45
Media	4.30
Insurance	4.26
Hotels, Restaurants & Leisure	4.24
Household Products	2.89
Consumer Finance	2.77
Machinery	2.76
Diversified Financial Services	2.43
Chemicals	2.39
Food & Staples Retailing	2.16
Software	1.99
Diversified Telecommunication Services	1.77
Beverages	1.60
Semiconductors & Semiconductor Equipment	1.28
Communications Equipment	1.09
Other Assets & Liabilities	0.13

Total	100.00%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities

October 31, 2015

Assets
Investments in securities, at value	$12,194,187,342
Cash	18,915,457
Receivable for units of fractional undivided interest (“Units”) issued in-kind	162,358
Dividends receivable	12,262,385

Total Assets	12,225,527,542

Liabilities
Income distribution payable	5,363,124
Accrued Trustee expense	593,863
Accrued marketing expense	6,377,157
Accrued DJIA license expense	2,625,018
Accrued expenses and other liabilities	582,488

Total Liabilities	15,541,650

Net Assets	$12,209,985,892

Net Assets Consist of:
Paid in capital (Note 4)	$14,740,997,243
Undistributed net investment income	5,103,756
Accumulated net realized loss on investments	(1,875,417,439)
Net unrealized depreciation on investments	(660,697,668)

Net Assets	$12,209,985,892

Net asset value per Unit	$176.46

Units outstanding, unlimited Units authorized	69,192,867

Cost of investments	$12,854,885,010

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Investment Income
Dividend income	$286,244,430	$262,005,663	$297,471,842

Expenses
Trustee expense	7,116,821	7,070,957	6,928,624
Marketing expense	7,142,531	6,900,417	6,925,953
DJIA license fee	4,861,688	4,700,278	4,717,302
Legal and audit services	137,384	309,023	481,315
Other expenses	456,933	352,267	480,187

Total Expenses	19,715,357	19,332,942	19,533,381

Net Investment Income	266,529,073	242,672,721	277,938,461

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	1,302,129,796	972,746,170	536,002,077
Net change in unrealized appreciation (depreciation)	(1,048,745,841)	274,671,884	1,389,629,705

Net Realized and Unrealized Gain on Investments	253,383,955	1,247,418,054	1,925,631,782

Net Increase in Net Assets Resulting From Operations	$519,913,028	$1,490,090,775	$2,203,570,243

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$266,529,073	$242,672,721	$277,938,461
Net realized gain (loss) on investment transactions	1,302,129,796	972,746,170	536,002,077
Net change in unrealized appreciation (depreciation)	(1,048,745,841)	274,671,884	1,389,629,705

Net increase (decrease) in net assets resulting from operations:	519,913,028	1,490,090,775	2,203,570,243

Net equalization credits and charges	1,709,097	(334,933)	(4,218,198)

Distributions to unitholders from net investment income	(264,665,576)	(239,448,346)	(274,075,501)

Increase (decrease) in net assets from Unit transactions:
Proceeds from issuance of Units	22,952,852,124	15,339,825,370	21,443,691,450
Cost of Units redeemed	(23,279,960,064)	(15,680,597,253)	(22,313,393,725)
Net income equalization (Note 2)	(1,709,097)	334,933	4,218,198

Net increase (decrease) in net assets from Unit transactions	(328,817,037)	(340,436,950)	(865,484,077)

Contribution by Trustee (Note 3)	3,345,985	—	—

Net increase (decrease) in net assets during year	(68,514,503)	909,870,546	1,059,792,467
Net assets beginning of year	12,278,500,395	11,368,629,849	10,308,837,382

Net assets end of year*	$12,209,985,892	$12,278,500,395	$11,368,629,849

Unit transactions:
Units sold	131,850,000	93,450,000	148,650,000
Units redeemed	(133,400,000)	(96,000,000)	(154,250,000)

Net increase (decrease)	$(1,550,000)	$(2,550,000)	$(5,600,000)

*Includes undistributed net investment income	$5,103,756	$3,240,259	$15,884

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each year

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net asset value, beginning of year	$173.57		$155.11		$130.67	$119.28	$111.24

Investment operations:
Net investment income (1)	3.94		3.47		3.49	3.22	2.88
Net realized and unrealized gain on investments	2.78		18.45		24.48	11.41	8.37

Total from investment operations	6.72		21.92		27.97	14.63	11.25

Net equalization credits and charges (1)	0.03		(0.00	)(2)	(0.05)	(0.02)	(0.01)

Contribution by Trustee	0.05	(3)	—		—	—	—

Less distributions from:
Net investment income	(3.91)		(3.46)		(3.48)	(3.22)	(3.20)

Net asset value, end of year	$176.46		$173.57		$155.11	$130.67	$119.28

Total return (4)	3.97	% (5)	14.26%		21.55%	12.31%	10.17%

Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.24%		2.11%		2.41%	2.53%	2.43%
Total expenses	0.17%		0.17%		0.17%	0.17%	0.17%
Total expenses excluding Trustee earnings credit	0.17%		0.17%		0.17%	0.17%	0.17%
Portfolio turnover rate (6)	8.53%		0.00%		18.00%	5.52%	0.00%
Net assets, end of year (000’s)	$12,209,986		$12,278,500		$11,368,630	$10,308,837	$11,080,664

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)	Amount shown represents less than $0.005 per Unit.

(3)	Contribution paid by the Trustee in the amount of $3,345,985. (See Note 3).

(4)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.

(5)	Total return would have been lower by 0.03% if the Trustee had not made a contribution. (See Note 3).

(6)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2015

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit.” The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units,” see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), and State Street Bank and Trust Company, as trustee of the Trust (the “Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

On November 13, 2013, the Sponsor became an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”), following the acquisition of NYSE Holdings LLC (the parent company of the Sponsor) by ICE. As the parent company, ICE is the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Trustee to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board, Accounting Standards Codification 946, Financial Services Investment Companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the Trust’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Trust’s listing

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 2 — Significant Accounting Policies – (continued)

exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to policies and procedures developed by the oversight committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust. Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the Trust’s underlying index, the “DJIA”, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA.

The Trust values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 2 — Significant Accounting Policies – (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Trust did not hold any investments valued using Level 2 or Level 3 inputs as of October 31, 2015 and did not have any transfers between levels for the year ended October 31, 2015.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 2 — Significant Accounting Policies – (continued)

in accordance with tax regulations which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for Equalization, in-kind transactions and losses deferred due to wash sales.

GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

The Trust has reviewed its tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trust would recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ending October 31, 2015.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended October 31, 2015, the Trust reclassified $1,262,330,851 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities.

At October 31, 2015, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized gains, expiring October 31:

2016	$506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588
Non-Expiring – Short Term	—
Non-Expiring – Long Term	581,019,979

During the tax year ended October 31, 2015, the Trust utilized capital loss carryforwards of $39,799,062 and had $0 of capital loss carryforwards expire.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 2 — Significant Accounting Policies – (continued)

At October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$12,854,885,127	$388,059,943	$(1,048,757,728)	$(660,697,785)

The tax character of distributions paid during the years ended October 31, 2015, 2014 and 2013 were as follows:

Distributions paid from:	2015	2014	2013
Ordinary Income	$264,665,576	$239,448,346	$274,075,501

As of October 31, 2015, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) were undistributed ordinary income of $10,466,880, undistributed long-term capital gain of $0.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2015:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 3 — Transactions with the Trustee and Sponsor – (continued)

During the year ended October 31, 2015, the Adjustment Amount reduced the Trustee’s fee by $625,711. The Adjustment Amount included an excess of net transaction fees from processing orders of $595,643 and a Trustee earnings credit of $30,068.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the Securities and Exchange Commission, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s net asset value on an annualized basis. The expenses reimbursed to the Sponsor for the years ended October 31, 2015, 2014 and 2013 did not exceed 0.20% per annum.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Markets, LLC (“SSGM” or the “Marketing Agent”) have entered into a license agreement (the “License Agreement”). The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P in connection with the Trust. The DJIA also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.05% on the first $1 billion of the then rolling average asset balance and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the

Distributor for its services a flat annual fee of $35,000, and the Trust does not reimburse the Sponsor for this fee.

Contribution from the Trustee

On July 20, 2015, the Trustee made a cash contribution to the Trust in connection with the correction of a class action processing error.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended October 31, 2015, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $15,076,369,668, $15,404,914,066, $1,016,611,003 and $1,010,908,123, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $1,262,330,851.

Note 6 — Market Risk

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the DJIA.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2015

Note 7 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events of the Trust through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of

SPDR Dow Jones Industrial Average ETF Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SPDR Dow Jones Industrial Average ETF Trust at October 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2015

SPDR Dow Jones Industrial Average ETF Trust

Other Information

October 31, 2015 (Unaudited)

Tax Information

For U.S. federal income tax purposes, the percentage of Trust distributions that qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2015 is 100.00%.

For the fiscal year ended October 31, 2015, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate shareholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price (1) vs. Net Asset Value

As of October 31, 2015

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS
2015	0	0	0	0	0	0
2014	0	0	0	0	0	0
2013	0	0	0	0	0	0
2012	0	0	0	0	0	0
2011	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price (1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	3.97%	78.67%	115.88%
Return Based on Bid/Ask Price	4.05%	78.63%	116.24%
DJIA	4.06%	80.31%	119.45%

SPDR Dow Jones Industrial Average ETF Trust

Other Information  —  (continued)

October 31, 2015 (Unaudited)

Average Annual Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	3.97%	12.31%	8.00%
Return Based on Bid/Ask Price	4.05%	12.30%	8.02%
DJIA	4.06%	12.51%	8.18%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

(Unaudited)

Sponsor

PDR Services LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, NY 10005

Trustee

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Suite 500

Boston, MA 02210

SPDRDIA AR